JUNE 16, 2005





                          P  R  O  S  P  E  C  T  U  S








                             [REGISTERED LOGO]

                                B  A  R  O  N
                                F  U  N  D  S (r)
















                                     > BARON ASSET FUND

                                     > BARON GROWTH FUND

                                     > BARON SMALL CAP FUND

                                     > BARON iOPPORTUNITY FUND

                                     > BARON FIFTH AVENUE GROWTH FUND

                                    [PHOTOS]

WELCOME TO
BARON FUNDS(r)!

Baron Funds invests for the long term in what we believe are well-managed, growth companies with large business opportunities and sustainable competitive advantages... purchased at what we believe are attractive prices, of course. Further, we rely upon investment research by our firm's analysts, not on the more generic research often available through Wall Street brokerage firms.

We define "long-term" as years, not months. The average mutual fund "turns over" its investment portfolio more than 100% every year, i.e. on average at the end of a year it completely replaces its entire portfolio! On average, Baron Funds holds its investments for several years. Not only do we think long-term investors have a significant knowledge advantage over short term traders...but traders, by definition, will not benefit from the long-term opportunities that many businesses have to potentially increase in size several-fold.

Baron Funds thinks "well-managed" means not only that a business is well-financed but that its management considers the interests of four key constituencies we believe are necessary to be successful over the long term. Which to us means that a business is managed to benefit not just its shareholders but its employees, customers and communities as well. Why do we care? Because we believe unless a business is a responsible citizen with a good reputation, it will not attract the best employees. And unless a business treats its employees fairly, those employees likely won't stay and they certainly won't treat customers well. Finally, unless your customers are treated well, they won't remain your customers; your business won't make money; and your shareholders won't either.

"Sustainable competitive advantage" is what makes it difficult for competitors to compete against your business. Difficult, of course, does not mean impossible. Unless a business is a monopoly, it will have competitors. But a defensible niche (i.e. a strong reputation, brand name, loyal customers that come from long-term, excellent service, proprietary knowledge and processes, great employees and scale) will often allow a business to grow and remain very profitable for a long period while its competitors may be less so.

We attempt to purchase shares in businesses at what we believe are attractive prices. You're very careful about the price you pay for a sweater, a big screen TV, a refrigerator, your furniture and your home. We think it's at least as important to be careful about the price you pay to invest in a business...which investment may ultimately be used to fund your retirement, your children's education and your home.

Finally, rather than rely upon Wall Street research that is often focused on short term earnings results, we rely upon our own analysts' research to invest in businesses for the long term, which we believe, provides our shareholders with a competitive advantage.

I have often said that "we invest in people, not just buildings." This is true for us both in the companies in which we invest on behalf of our fellow Baron Funds' shareholders as well as in the individuals who have chosen to work for our firm. Which we hope you can see that from


                                                   NOT A PART OF THE PROSPECTUS
reading our letters, attending our annual shareholder conferences and watching us in the media.

Our annual shareholder conferences, extensive quarterly shareholder letters, media interviews and information on our web site, BaronFunds.com, are intended to provide you with enough information...which we define as the information I would like to have if our roles were reversed...to make an informed decision about your Baron Funds investment. We thank you for choosing to join us as fellow Baron Funds' shareholders. We will continue to work hard to justify your confidence. We're looking forward to seeing you in New York at the fourteenth annual Baron Investment Conference!

Sincerely,


/s/ Ronald Baron

Ronald Baron
President and CEO


1 Year Turnover Rates for the Funds as of March 31, 2005

BARON ASSET FUND                    17.97%   BARON iOPPORTUNITY FUND                  80.77%
BARON GROWTH FUND                   25.83%   BARON FIFTH AVENUE GROWTH FUND           36.75%*
BARON SMALL CAP FUND                34.02%

As of March 31, 2005, there are 1,631 small to mid-cap growth mutual funds in the Morningstar universe. According to Morningstar, as of March 31, 2005, the average turnover rate of the 1,547 small to mid-cap growth mutual funds that disclose their data is 129%.

*    BARON FIFTH AVENUE GROWTH FUND has been in existence less than one year.


NOT A PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH FUND*
BARON SMALL CAP FUND*
BARON iOPPORTUNITY FUND
BARON FIFTH AVENUE GROWTH FUND

767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100















This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

June 16, 2005

---------------

* Baron Growth Fund and Baron Small Cap Fund are closed to new investors. Please see page 20 for more information.


                                                                 PROSPECTUS o 1

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INFORMATION ABOUT  Investment Goals and Strategies . . . . . . . . . . . . . . 3

THE FUNDS          Performance . . . . . . . . . . . . . . . . . . . . . . . . 6

                   Fund Expenses . . . . . . . . . . . . . . . . . . . . . . .10

                   Financial Highlights  . . . . . . . . . . . . . . . . . . .11

                   Other Investment Strategies . . . . . . . . . . . . . . . .16

                   Management of the Funds . . . . . . . . . . . . . . . . . .18

--------------------------------------------------------------------------------

INFORMATION        How Your Shares are Priced  . . . . . . . . . . . . . . . .20

ABOUT YOUR         How to Purchase Shares  . . . . . . . . . . . . . . . . . .20

INVESTMENT         How to Redeem Shares  . . . . . . . . . . . . . . . . . . .24

                   How to Exchange Shares  . . . . . . . . . . . . . . . . . .26

                   Special Information about The Baron Funds Website . . . . .27

                   Distributions and Taxes . . . . . . . . . . . . . . . . . .28

                   General Information . . . . . . . . . . . . . . . . . . . .29

--------------------------------------------------------------------------------

MORE INFORMATION   Back Cover




2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS

INVESTMENT GOALS AND STRATEGIES

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

BARON ASSET FUND         capital appreciation through long-term investments in
                         securities of small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH FUND        capital appreciation through long-term investments
Closed to New            primarily in the securities of small growth companies
Investors

BARON SMALL CAP FUND     capital appreciation through investments primarily in
Closed to New            securities of small companies
Investors

BARON iOPPORTUNITY       capital appreciation through investments in growth
FUND                     business that benefit from technology advances

BARON FIFTH AVENUE       capital appreciation through investments primarily in
GROWTH FUND              the securities of larger growth companies


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds, the Adviser seeks:

1. securities that the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2. businesses that the Adviser believes are well managed, have significant long term growth prospects and are attractively priced.

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser"). The Adviser focuses on the long-term fundamental prospects of the businesses in which it invests, rather than on historical operating results or current earnings expectations. The Adviser seeks investments supported by long-term demographic, economic and societal "mega-trends." The Adviser thoroughly researches the companies in which the Funds invest. The Adviser's research process includes visits and interviews by the Adviser with company managements, their major competitors, and, often, their customers. The Adviser looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. The Adviser seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. There is no assurance that the Funds will meet their investment goals. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long-term outlook. The Funds are designed for long-term investors, not for investors who intend to sell after a short period of time.


                                                                 PROSPECTUS o 3

BARON ASSET FUND invests primarily in common stocks of small and medium sized companies selected for their capital appreciation potential. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON GROWTH FUND invests primarily in common stocks of smaller growth companies selected for their capital appreciation potential. A small sized company is defined as having a market value of under $2.5 billion. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase. A small sized company is defined as having a market value of under $2.5 billion. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth businesses selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have growth opportunities, that result from the rapidly changing information technology environment, including the Internet. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses that the Adviser believes have significant, sustainable, growth opportunities. These investments, as with investments for the other Baron Funds(R), will be purchased at prices the Adviser deems attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 80% of the Fund's total assets are invested in securities of companies that have Internet-related and information technology growth opportunities. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON FIFTH AVENUE GROWTH FUND invests primarily in common stocks of growth companies selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of larger companies with market values of greater than $5 billion based on the market size of the investment at the time of purchase. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% over five years.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized growth companies with market capitalizations at the time of investment of under $8 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $2.5 billion. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the

4 o PROSPECTUS

Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND invests primarily in the securities of larger growth companies with market values of over $5 billion.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These issues may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment in a Fund you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET AND INFORMATION TECHNOLOGY Internet-related and information technology companies as well as companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.


                                                                 PROSPECTUS o 5

PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus. Because BARON FIFTH AVENUE GROWTH FUND has been in existence for less than one calendar year, it does not have annual performance data.








BARON ASSET FUND

Annual returns for periods ended 12/31 of each year

[GRAPHIC OMITTED]

35.3      22.0      33.9      4.3       16.3      0.4       -10.1     -20.0     27.3      27.1
----      ----      ----      ----      ----      ----      -----     -----     ----      ----
1995      1996      1997      1998      1999      2000      2001      2002      2003      2004


Best Quarter:  12/31/98:  26.6%
Worst Quarter: 09/30/98: -23.4%


6 o PROSPECTUS

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year
[GRAPHIC OMITTED]


52.5      27.7      31.1      0.1       44.7      -4.6       12.7     -12.3     31.7      26.6
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
1995      1996      1997      1998      1999      2000      2001      2002      2003      2004


Best Quarter:  12/31/99:  23.9%
Worst Quarter: 09/30/98: -22.1%



BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year
[GRAPHIC OMITTED]

2.2       70.8      -17.5     5.2       -9.7      38.8      22.2
----      ----      ----      ----      ----      ----      ----
1998      1999      2000      2001      2002      2003      2004


Best Quarter:  12/31/99:  34.6%
Worst Quarter: 09/30/98: -28.1%



                                                                 PROSPECTUS o 7

BARON iOPPORTUNITY FUND

Annual returns for periods ended 12/31 of each year
[GRAPHIC OMITTED]

-3.6      -29.0      73.8     25.6
----      ----      ----      ----
2001      2002      2003      2004


Best Quarter:  12/31/01: 43.3%
Worst Quarter: 09/30/01: -37.9%


AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/04)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2004. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" is greater that the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. No data is provided for BARON FIFTH AVENUE GROWTH FUND, since it is in existence less than one year.



8 o PROSPECTUS

 -----------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                        1 YEAR    5 YEARS    10 YEARS    INCEPTION
 -----------------------------------------------------------------------------------------------------------------
 BARON ASSET FUND (Inception date: 6-12-87)
 -----------------------------------------------------------------------------------------------------------------
 Return before taxes                                                    27.13%      3.16%      12.08%      13.29%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                                    26.03%      2.15%      11.52%      12.48%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares              18.95%      2.36%      10.67%      11.81%
 -----------------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or taxes)      18.33%      6.61%      11.54%       9.92%
 -----------------------------------------------------------------------------------------------------------------
 Russell 2500 (reflects no deductions for fees, expenses or taxes)      18.29%      8.35%      13.75%      11.74%
 -----------------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or taxes)           10.83%     -2.32%      12.05%      10.86%
 -----------------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND (Inception date: 12-31-94)
 -----------------------------------------------------------------------------------------------------------------
 Return before taxes                                                    26.61%      9.48%      19.25%      19.25%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                                    26.61%      8.74%      18.58%      18.58%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares              17.30%      7.86%      17.25%      17.25%
 -----------------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or taxes)      18.33%      6.61%      11.54%      11.54%
 -----------------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or taxes)           10.83%     -2.32%      12.05%      12.05%
 -----------------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND (Inception date: 09-30-97)
 -----------------------------------------------------------------------------------------------------------------
 Return before taxes                                                    22.16%      5.85%                  12.78%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                                    21.68%      5.55%                  12.56%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares              14.98%      4.93%                  11.28%
 -----------------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or taxes)      18.33%      6.61%                   6.45%
 -----------------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or taxes)           10.83%     -2.32%                   4.99%
 -----------------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND (Inception date: 02-29-00)
 -----------------------------------------------------------------------------------------------------------------
 Return before taxes                                                    25.59%                             -1.90%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                                    25.59%                             -1.93%
 -----------------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares              16.63%                             -1.63%
 -----------------------------------------------------------------------------------------------------------------
 Nasdaq Composite (reflects no deductions for fees expenses or taxes)    8.59%                            -14.72%
 -----------------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or taxes)           10.83%                             -0.96%
 -----------------------------------------------------------------------------------------------------------------

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies. The Nasdaq Composite is an unmanaged index that tracks the performance of market- value weighted common stocks listed on Nasdaq. The S&P 500 is an unmanaged index that measures the performance of larger cap equities. Market indices to compare the performance of BARON FIFTH AVENUE GROWTH FUND will be the S&P 500 and the Russell 1000, both unmanaged indices of larger companies. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.


                                                                 PROSPECTUS o 9

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES+
(Expenses that are deducted from a Fund's assets)

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TOTAL ANNUAL
                                                         MANAGEMENT      DISTRIBUTION       OTHER        EXPENSE     FUND OPERATING
                                                            FEE          (12B-1) FEE      EXPENSES       WAIVERS        EXPENSES
 ----------------------------------------------------------------------------------------------------------------------------------
 BARON ASSET FUND                                           1.0%             0.25%          0.09%           0%            1.34%
-----------------------------------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND                                          1.0%             0.25%          0.08%           0%            1.33%
-----------------------------------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND                                       1.0%             0.25%          0.08%           0%            1.33%
-----------------------------------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND                                    1.0%             0.25%          0.31%         (0.06%)         1.50%*
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Fifth Ave. Growth Fund                               1.0%             0.25%          0.42%         (0.27%)         1.40%*
-----------------------------------------------------------------------------------------------------------------------------------

* The Adviser has contractually agreed to reimburse certain expenses of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND so that their total operating expenses are limited to 1.5% and 1.4% of average net assets, respectively. For BARON FIFTH AVENUE GROWTH FUND, the Adviser has agreed that for so long as its is Adviser to BARON FIFTH AVENUE GROWTH FUND, the initial expense reimbursement period is two years. The advisory contracts are renewable annually.
+    Based on the fiscal year ended September 30, 2004.

BARON iOPPORTUNITY FUND imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------
YEAR                                        1              3              5             10
-----------------------------------------------------------------------------------------------
BARON ASSET FUND                          $136           $425           $734          $1,613
-----------------------------------------------------------------------------------------------
BARON GROWTH FUND                         $135           $421           $729          $1,601
-----------------------------------------------------------------------------------------------
BARON SMALL CAP FUND                      $135           $421           $729          $1,601
-----------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND                   $153           $487           $844          $1,851
-----------------------------------------------------------------------------------------------
BARON FIFTH AVENUE GROWTH FUND            $143           $500           $882          $1,954
-----------------------------------------------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares.")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


10 o PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

BARON ASSET FUND

Year Ended September 30
                                                                 2004         2003        2002         2001        2000
Net Asset Value, Beginning of Year                             $ 40.05      $ 35.65     $ 40.22      $ 63.35     $ 51.57
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                              (0.43)       (0.46)      (0.55)       (0.65)      (0.76)
Net Realized and Unrealized Gains (Losses) on Investments         8.27         6.04        0.05       (17.87)      12.53
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  7.84         5.58       (0.50)      (18.52)      11.77
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                              0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                             0.00        (1.18)      (4.07)       (4.61)       0.00
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               0.00        (1.18)      (4.07)       (4.61)       0.00
------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                              0.00         0.00        0.00         0.00        0.01
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 47.89      $ 40.05     $ 35.65      $ 40.22     $ 63.35
========================================================================================================================
TOTAL RETURN                                                      19.6%        16.1%       (2.5%)      (31.2%)      22.8%#
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                         $2,002.4     $1,957.2    $2,055.2     $2,692.3    $4,917.4
Ratio of Total Expenses to Average Net Assets                     1.34%        1.34%       1.35%        1.37%       1.36%
Less: Ratio of Interest Expense to Average Net Assets             0.00%        0.00%      (0.02%)      (0.01%)     (0.03%)
------------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                 1.34%        1.34%       1.33%        1.36%       1.33%
========================================================================================================================
Ratio of Net Investment Loss to Average Net Assets               (0.90%)      (1.14%)     (1.16%)      (1.14%)     (1.09%)
Portfolio Turnover Rate                                          19.57%       27.95%       6.01%        4.33%       2.51%
------------------------------------------------------------------------------------------------------------------------

# Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.02%.


                                                                PROSPECTUS o 11

BARON GROWTH FUND

Year Ended September 30
                                                                           2004         2003        2002         2001        2000
Net Asset Value, Beginning of Year                                       $ 32.65      $ 26.96     $ 27.18      $ 32.26     $ 29.06
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                        (0.30)       (0.25)      (0.23)       (0.22)      (0.26)
Net Realized and Unrealized Gains (Losses) on Investments                   6.57         5.94        1.65        (1.67)       5.34
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            6.27         5.69        1.42        (1.89)       5.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                        0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                                       0.00         0.00       (1.64)       (3.19)      (1.88)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         0.00         0.00       (1.64)       (3.19)      (1.88)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                             $ 38.92      $ 32.65     $ 26.96      $ 27.18     $ 32.26
==================================================================================================================================
TOTAL RETURN                                                                19.2%        21.1%        5.0%        (6.1%)      18.6%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                   $3,135.6     $2,185.4    $1,030.3       $512.3      $533.4
Ratio of Expenses to Average Net Assets                                     1.33%        1.36%       1.35%        1.36%       1.36%
Ratio of Net Investment Loss to Average Net Assets                         (0.89%)      (1.11%)     (1.02%)      (0.79%)     (0.78%)
Portfolio Turnover Rate                                                    27.15%       32.63%      18.31%       34.94%      39.00%
----------------------------------------------------------------------------------------------------------------------------------


12 o PROSPECTUS

BARON SMALL CAP FUND

Year Ended September 30
                                                                            2004        2003         2002        2001         2000
Net Asset Value, Beginning of Year                                        $ 17.26     $  13.73     $ 12.69     $  16.05     $ 13.37
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                         (0.15)       (0.11)      (0.14)       (0.11)      (0.16)
Net Realized and Unrealized Gains (Losses) on Investments                    2.07         4.02        1.18        (2.87)       2.84
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             1.92         3.91        1.04        (2.98)       2.68
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                         0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                                        0.00        (0.38)       0.00        (0.38)       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          0.00        (0.38)       0.00        (0.38)       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                              $ 19.18     $  17.26     $ 13.73     $  12.69     $ 16.05
===================================================================================================================================
TOTAL RETURN                                                                 11.1%        29.2%        8.2%       (18.8%)      20.0%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                    $1,782.1     $1,210.5      $719.1       $585.9      $879.5
Ratio of Expenses to Average Net Assets                                      1.33%        1.36%       1.36%        1.35%       1.33%
Ratio of Net Investment Loss to Average Net Assets                          (0.88%)      (0.87%)     (0.97%)      (0.68%)     (0.90%
Portfolio Turnover Rate                                                     32.92%       30.29%      55.07%       55.77%      53.18%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                PROSPECTUS o 13

BARON iOPPORTUNITY FUND

Year Ended September 30
                                                                             2004         2003        2002         2001       2000^
Net Asset Value, Beginning of Year                                         $ 6.48      $  3.63      $ 4.09      $  8.76     $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                (0.10)       (0.05)      (0.06)       (0.05)       0.03
Net Realized and Unrealized Gains (Losses) on Investments                    1.18         2.89       (0.40)       (4.59)      (1.28)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             1.08         2.84       (0.46)       (4.64)      (1.25)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                         0.00         0.00        0.00        (0.03)       0.00
Distributions from Net Realized Gains                                        0.00         0.00        0.00         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          0.00         0.00        0.00        (0.03)       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fees Added to Paid in Capital                                     0.02         0.01        0.00*        0.00*       0.01
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                               $ 7.58      $  6.48      $ 3.63      $  4.09      $ 8.76
===================================================================================================================================
TOTAL RETURN +                                                               17.0%        78.5%      (11.2%)      (53.1%)     (12.4%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                      $133.9       $109.3       $57.5        $73.7      $188.2
Ratio of Total Expenses to Average Net Assets                                1.56%        1.67%       1.65%        1.55%       1.53%
Less: Expense Reimbursement by Investment Adviser                           (0.06%)      (0.17%)     (0.15%)      (0.05%)     (0.03%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                  1.50%        1.50%       1.50%        1.50%       1.50%
===================================================================================================================================
Ratio of Net Investment Income (Loss) to Average Net Assets                 (1.25%)      (1.18%)     (1.20%)      (0.75%)      0.46%
Portfolio Turnover Rate                                                     86.35%       89.72%      96.41%      123.30%      31.47%
-----------------------------------------------------------------------------------------------------------------------------------

^ For the Period February 29, 2000 (Commencement of Operations) to September 30, 2000.
*    Less than $.01 per share.
**   Annualized.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.
+    Not Annualized.


14 o PROSPECTUS

BARON FIFTH AVENUE GROWTH FUND

                                                           FOR THE PERIOD
                                                           APRIL 30, 2004
                                                    (COMMENCEMENT OF OPERATIONS)
                                                        TO SEPTEMBER 30, 2004
Net Asset Value, Beginning of Period                           $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                             (0.02)
Net Realized and Unrealized Losses on
 Investments                                                    (0.09)
--------------------------------------------------------------------------------
Total from Investment Operations                                (0.11)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.00
Distributions from Net Realized Gains                            0.00
--------------------------------------------------------------------------------
Total Distributions                                              0.00
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 9.89
================================================================================
TOTAL RETURN ^                                                   (1.1%)+
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Period                        $ 49.3
Ratio of Total Expenses to Average Net Assets                    1.67%**
Less: Expense Reimbursement by Investment
 Adviser                                                        (0.27%)**
--------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                      1.40%**
================================================================================
Ratio of Net Investment Loss to Average Net
 Assets                                                         (0.79%)**
Portfolio Turnover Rate                                          7.58%+
--------------------------------------------------------------------------------

**   Annualized.
+    Not Annualized.
^ The total returns would have been lower had certain expenses not been reduced during the period shown.


                                                                PROSPECTUS o 15

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH

16 o PROSPECTUS

FUND may sell put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the Statement of Additional Information for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.


                                                                PROSPECTUS o 17

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non- standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.


18 o PROSPECTUS

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. As of July 23, 2003, Andrew Peck is a co-portfolio manager of BARON ASSET FUND. Mr. Peck is a Vice President of Baron Funds and has worked at Baron Funds as an analyst since February of 1998. Before that he was an analyst at a large brokerage firm. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. Mitch Rubin has been the portfolio manager of BARON iOPPORTUNITY FUND since its inception and he is also the portfolio manager of BARON FIFTH AVENUE GROWTH FUND. Mr. Rubin has worked at Baron Funds as an analyst for more than 8 years and was an assistant portfolio manager of BARON GROWTH FUND for one year. Before that he was an analyst at a large brokerage firm. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers.

The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the respective average daily net asset value of BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion.

Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECNs or computer-based trading networks, are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best execution for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12B-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay Baron Capital, the Funds' distributor, a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds to, or hold the Funds for, their customers in programs and pay such third parties directly for charges which may include, among others, those related to shareholder servicing, shareholder accounting, and custody expenses that exceed the amount of the 12b-1 fee.


                                                                PROSPECTUS o 19

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order if it promptly transmits the order to the Funds' transfer agent. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent.

The Funds' investments are valued based on the last sale price. Where market quotations are not readily available, or in the Adviser's judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board, and the committee reports to the Board every quarter. Factors the committee uses include whether the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds' "Regular Account Application" form to open an account. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron InvestPlan (see page 23). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. There is no minimum for subsequent purchases except for purchases made through the Funds' website (see page 26). The Funds may reject any proposed purchase. If the Funds identify short term traders, the Funds will reject their proposed purchases.

BARON GROWTH FUND closed to new investors on September 12, 2003 and to new retirement plans on May 1, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON GROWTH FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:


20 o PROSPECTUS

o    financial advisers with existing clients in BARON GROWTH FUND

o participants in retirement plans or 529 plans that already offer or were committed by May 1, 2005, to offer BARON GROWN FUND

o    employees of the Adviser and their family members

BARON SMALL CAP FUND closed to new investors on April 22, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON SMALL CAP FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o    financial advisers with existing clients in BARON SMALL CAP FUND

o    clients of retirement plan providers or 529 plan providers

o    employees of the Adviser and their family members

The Funds will be closed until further notice. These closings do not affect other Baron Funds. If you have any questions about whether you are able to purchase shares of BARON GROWTH FUND or BARON SMALL CAP FUND, please call 1-800-99-BARON or e- mail us at info@BaronFunds.com.

At present, the Funds are offered and sold only to persons residing in the United States, Puerto Rico, Guam, the U.S. Virgin Islands, or persons in the United States military with appropriate identifying documents. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

ANTI-MONEY LAUNDERING REGULATIONS. As part of the Funds' legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder, and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth, and U.S. taxpayer identification number. Please make sure to provide all this required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. You will receive the NAV of the Fund(s) in which you are investing on the date that all required information has been provided to the Funds' transfer agent. Baron Funds will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held. If the application is not complete, the Funds' representatives will attempt to collect any missing information by contacting you directly. If you purchase the Baron Funds through a broker/dealer or other financial institution, we will attempt to get the missing information from or through such entity.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify an identity. If the Funds cannot verify your information, the account will be closed and you will receive proceeds based on the next calculated NAV of the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of

                                                                PROSPECTUS o 21
redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder's identity with federal authorities in accordance with applicable law.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form with your check payable to BARON FUNDS(R) to:

            Baron Funds(R)
            P.O. Box 219946
            Kansas City, MO 64121-9946

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. BARON GROWTH FUND AND BARON SMALL CAP FUND are currently closed to new investors. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers checks, bearer securities and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442- 3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment and exchange among the Baron Funds(R) by telephone (unless you declined this option on your account application), by speaking with a live representative or by our automated voice recognition system "BaronTel." Call 1-800-442-3814 to invest or exchange by telephone. By choosing this option to make a purchase, you authorize Baron Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, call 1-800-442-3814 for the forms.


22 o PROSPECTUS

BY INTERNET

You may open a new account through the Baron Funds(R) website by going to www.BaronFunds.com and clicking on "Individual Investor" and then "Open Account Online." For important information about Internet purchases, see "Special Information about Baron Funds Website" on page 27 of this prospectus. You may add to an existing account through the Baron Funds(R) website by going to www.BaronFunds.com and clicking on "Individual Investor" then "My Account." You must have ACH/Banking instructions on your account in order to make online purchases.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99- BARON), attach a voided check and mail them to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

POLICY REGARDING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage any person who is not a long-term investor from investing in any of the Funds. The Board of Trustees of the Funds has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Funds believe that frequent trading (which may include market timing, short term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds. All of the Funds make investments for the long term, and have had relatively low turnover of the portfolios. See page 3 of this prospectus for more information about this long-term approach.

The Adviser believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser's ability to manage the Funds in accordance with their objectives. This disadvantages other shareholders of the Funds and adds to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for the smaller sized funds such as BARON FIFTH AVENUE GROWTH FUND, because the frequent activity would have greater impact on each remaining longer-term shareholder. The risk to long- term shareholders of BARON SMALL CAP, BARON ASSET FUND and BARON GROWTH FUND are pronounced because these funds invest in smaller capitalization companies that have potentially less liquidity, therefore incurring greater trading- related transaction costs. BARON iOPPORTUNITY FUND

                                                                PROSPECTUS o 23
shareholders could also be negatively affected by frequent trading if the Adviser is forced to re-balance the portfolio and thereby incur substantial expenses in doing so.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. The Funds presume that a person who trades in and then out of a Fund within six months or less is not a long-term investor, although the Funds will consider evidence that rebuts that presumption. The Adviser will examine information that is reasonably available to it at the time (including information supplied by third parties) and if it is able to identify a person whom the Adviser deems is not a long term investor it will attempt to (i) bar the person from returning to the Fund or
(ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. BARON iOPPORTUNITY FUND imposes a 1% short term trading fee (see page 25) to discourage frequent trading.

The Funds will not allow exchanges for an investor the Adviser reasonably believes has not been a long-term investor in the Fund being exchanged. The Funds' policies and procedures may be modified or terminated at any time. The Funds continue to reserve the right to reject any purchase or exchange request for any reason.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA plan document. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A medallion signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page
25. Within seven days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum

24 o PROSPECTUS
amount that you may redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be medallion signature guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS WITHIN 30 DAYS OF A REDEMPTION
REQUEST, A MEDALLION SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. A medallion signature guarantee helps protect you and the Funds from fraud. You can obtain a medallion signature guarantee from most securities firms or banks, but not from a notary public.

If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no medallion signature guarantee is required. For joint accounts, each signature must be medallion signature guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original

                                                                PROSPECTUS o 25
letter of instruction with the medallion signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets or if the SEC permits such suspension.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in one Baron Fund to another. Since BARON GROWTH FUND AND BARON SMALL CAP FUND are closed to new investors, YOU MAY NOT EXCHANGE INTO EITHER BARON GROWTH FUND OR BARON SMALL CAP FUND UNLESS YOU ARE AN EXISTING SHAREHOLDER. You may exchange shares by mail, telephone (speaking with a live representative or using our automated voice recognition system "BaronTel") or through the Baron Funds(R) website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds(R) Website" below. Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. BARON iOPPORTUNITY FUND imposes a short term trading fee on redemptions and exchanges of shares held less than six months. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions. See page 24 for more information on exchanges.

OTHER FEES

The Funds charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds' transfer agent at 1-800-442-3814 for additional information.


26 o PROSPECTUS

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Funds(R) website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchange into other Baron Funds(R). You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may be for up to $250,000. The minimum initial investment is $2,000 per Fund. The minimum investment for subsequent purchases through the website is $10.

Redemptions can not be processed via the website. However, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Adviser, their Distributor or their Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, their Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure of each Fund's portfolio holdings. More detailed information about this policy can be found in the Funds' Statement of Additional Information.

QUARTERLY: The Funds post on the Funds' website, usually on the third business day after quarter end, the total net assets for each Fund. The Fund also posts on the website, usually 5 business days after the quarter end, the top ten long positions for each Fund. In addition, the Funds post on the website, usually on the 15th business day after quarter end, all long securities positions representing 1/2 of 1% or greater of each Fund's net assets and the cash position at the just-ended quarter end. All of this information will remain on the website until the next quarter end's information is posted.


                                                                PROSPECTUS o 27

MONTHLY: In addition, the Funds post on the Funds' website, usually the 10th business day after month end, each Fund's ten largest long positions, stated as a percentage of net assets. This information will remain on the website until the next month end's information is posted.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Funds' website.

The website address is www.BaronFunds.com. The link to Fund information is http://www.BaronFunds.com/default.asp?S=200418. Holdings information for each Fund can be accessed from this link.

The Funds may release the portfolio information to persons earlier than the dates stated above only if the Chief Operating Officer, Chief Financial Officer, General Counsel or Chief Compliance Officer of the Fund determines that the release of such information is in the best interest of the Funds' shareholders, that there is a legitimate business purpose, and the person agrees in writing to maintain the confidentiality of the information and not to trade on the information. More detailed information about these arrangements can be found in the Funds' Statement of Additional Information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Funds' executive officers reasonably deem to be immaterial information prior to the above time table as the Fund deems appropriate.

No employee of the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds' portfolio holdings. "Consideration" includes any agreement to maintain assets in the Funds' or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds' disclosure policies are reported to the Board.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.


28 o PROSPECTUS

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, One Wall Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds(R).

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121- 9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information, please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders. Pending legal proceedings, if any, are disclosed in the Statement of Additional Information.

PRIVACY NOTICE

The Baron Funds collect nonpublic personal information about you from the following sources:

o    Information we receive from you on applications or other forms, and

o    Information about your transactions with us, our affiliates, or others.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among affiliates for purposes of sending you information about products of ours that we believe may be of interest to you and inform you of our upcoming investors' conference.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you service, such as a transfer agent or mailing house. All such companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on our website www.BaronFunds.com or by calling 1-800-99-BARON.


                                                                PROSPECTUS o 29

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    [PHOTOS]

FOR MORE INFORMATION

Investors who want more information about the Baron Funds(R) may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information is also contained in the Statement of Additional Information dated June 16, 2005. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)

By mail:                Write to:
                        BARON FUNDS(R)
                        767 Fifth Avenue
                        New York, NY 10153

By e-mail:              Send your request to:
                        info@BaronFunds.com

On the Internet:        Text-only versions of Baron Funds(R) documents can be
                        viewed online or downloaded from: http:// www.BaronFunds.com or from the EDGAR database on the SEC's Internet site at: http://www.sec.gov

OTHER

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Ticker Symbols:         BARON ASSET FUND                   BARAX

                        BARON GROWTH FUND                  BGRFX

                        BARON SMALL CAP FUND               BSCFX

                        BARON iOPPORTUNITY FUND            BIOPX

                        BARON FIFTH AVENUE GROWTH FUND     BFTHX

SEC file number: 811-5032




                                [REGISTERED LOGO]

                                B  A  R  O  N
                                F  U  N  D  S (r)

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ________________________


                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 16, 2005
                            ________________________


          This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated June 16, 2005, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                            ________________________















          No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............       3
  Investment Goals, Strategies and Risks....       3-8                3-5,16-18

MANAGEMENT THE FUNDS........................       11                    18
  Portfolio Managers........................       11
  Board of Trustees and Officers............       14
  Code of Ethics............................       21
  Proxy Voting..............................       21
  Principal Holders of Shares...............       22
  Investment Adviser........................       22                    18

BROKERAGE...................................       24

DISTRIBUTOR.................................       26
  Distribution Plan.........................       26                    19

REDEMPTION AND PURCHASE OF SHARES...........       28                   20-27

NET ASSET VALUE.............................       29                    20

TAXES.......................................       29                    28

ORGANIZATION AND CAPITALIZATION.............       30

OTHER INFORMATION...........................       31               Back Cover
  Calculations of Performance Data..........       31

FUND HISTORY AND CLASSIFICATION
-------------------------------

EFFECTIVE OCTOBER 22, 2004, the name of BARON ASSET FUND (the "Trust") was changed to BARON INVESTMENT FUNDS TRUST. The Trust is a no-load, open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually a "Fund" and collectively the "Funds"):

                                                                                     DATE OF COMMENCEMENT OF
NAME OF SERIES                                 DATE OF FIRST PUBLIC OFFERING         INVESTMENT TRADING
--------------                                 -----------------------------         ------------------


BARON ASSET FUND                               June 11, 1987                         June 12, 1987
BARON GROWTH FUND (formerly named
Baron Growth & Income Fund)**                  December 31, 1994                     January 3, 1995
BARON SMALL CAP FUND**                         September 30, 1997                    October 1, 1997
BARON iOPPORTUNITY FUND                        February 29, 2000                     March 1, 2000
BARON FIFTH AVENUE GROWTH FUND                 April 30, 2004                        May 1, 2004

**     Currently closed to new investors.


INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations at the time of purchase of under $8 billion BARON GROWTH FUND's investment objective is to seek capital appreciation through long-term investments primarily in small growth companies. BARON GROWTH FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. A small sized company is defined as having a market value of under $2.5 billion. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. BARON SMALL CAP FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation through investments in growth businesses that benefit from technology advances. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND's investment objective is capital appreciation through investments primarily in the securities of larger growth companies with market capitalizations in excess of $5 billion.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 15, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

Foreign Securities BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND may invest up to 10% and BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs   The Funds may invest in the equity securities of real estate  investment
-----
trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING   The Funds may lend their portfolio securities to institutions as a
-------
means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED SECURITIES  The Funds may invest in  mortgage-backed  securities
--------------------------
that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED SECURITIES    The Funds may invest in debt and equity securities
----------------------
purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES  All of the Funds may invest in
------------------------------------------------
debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds' equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT SECURITIES   The Funds may invest in  zero-coupon,  step-coupon,  and
---------------------
pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.


SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. To sell short, the Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.


OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.


USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.


INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shares or, less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;
     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
     9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

     1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.

BARON FIFTH AVENUE GROWTH FUND may not:

     1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).
     2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool.
     3.   Purchase  or  sell  oil  and  gas  interests  or  real  estate.   Debt
          obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.
     4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.
     5. Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the Securities and Exchange Commission.
     6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.
     7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, BARON FIFTH AVENUE GROWTH FUND will not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND, BARON GROWTH FUND and BARON FIFTH AVENUE GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

         Fund                                        2004              2003
         -----                                       ----              ----
         Baron Asset Fund                            20%               28%
         Baron Growth Fund                           27%               33%
         Baron Small Cap Fund                        33%               30%
         Baron iOpportunity Fund                     86%               90%
         Baron Fifth Avenue Growth Fund              8%**

** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004, not annualized.


DISCLOSURE POLICY
-----------------

Information regarding the Funds' policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Funds' web site, www.BaronFunds.com. The Funds' disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board feels, minimizes any potential conflicts. The Funds' Chief Compliance Officer reports to the Board every quarter on these, and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian and auditors. Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services, portfolio management and trading systems, and proxy voting systems. In these situations, the Funds, the Adviser or the Distributor have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for each Fund through brokers and dealers or other trading platforms, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with each of these trading entities, but the Funds would immediately cease doing business with any entity the Adviser believes is misusing the information.



MANAGEMENT OF THE FUNDS
-----------------------


PORTFOLIO MANAGERS
------------------

         Baron Asset Fund                         Ronald Baron
                                                  Andrew Peck

         Baron Growth Fund                        Ronald Baron

         Baron Small Cap Fund                     Clifford Greenberg

         Baron iOpportunity Fund                  Mitchell Rubin

         Baron Fifth Avenue Growth Fund           Mitchell Rubin

OTHER ACCOUNTS MANAGED
----------------------

As of December 31, 2004:

                                                                               NUMBER OF
                                                                              ADDITIONAL                 TOTAL
       PORTFOLIO MANAGER                    TYPE OF ACCOUNT                    ACCOUNTS                 ASSETS
-------------------------------------------------------------------------------------------------------------------------
Ronald Baron                     Registered Investment Companies                   5            $1,259 million
                                 Other pooled investment vehicles                  3(1)         $  117 million(1)
                                 Other Accounts                                   52            $  471 million
-------------------------------------------------------------------------------------------------------------------------
Andrew Peck                      Other pooled investment vehicles                  1            $   34 million
-------------------------------------------------------------------------------------------------------------------------
Clifford Greenberg               Registered Investment Companies                   0            $            0
-------------------------------------------------------------------------------------------------------------------------
Mitchell Rubin                   Registered Investment Companies                   2            $   55 million
-------------------------------------------------------------------------------------------------------------------------

(1) For 2 of the accounts with total assets of $58 million, the advisory fee is based on performance, although one account ($45 million) is a fund of funds.


CONFLICTS OF INTEREST
---------------------

The Adviser believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.


COMPENSATION
------------

Mr. Baron's compensation is fixed, based on a three year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr.
Baron's reputation, the long-term performance records of the funds under his management, and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Messrs. Greenberg, Rubin and Peck includes a base salary and an annual bonus. Their bonuses are subjectively determined by the Firm's chief executive officer and the Firm's president. It is based on the assessment of Messrs. Greenberg's, Rubin's and Peck's individual long-term investment performance, their respective overall contribution to the Firm, and the Firm's profitability. In addition Messrs. Greenberg, Rubin and Peck own equity in Baron Capital Group and are eligible for special bonuses based on the Firm achieving its long- term growth and profitability objectives.

OWNERSHIP OF PORTFOLIO MANAGER
------------------------------

As of December 31, 2004 the Portfolio Manager ownership of Fund Shares was:

                                                                                           DOLLAR RANGE OF
           PORTFOLIO MANAGER                             FUND                             FUND SHARES OWNED
----------------------------------------------------------------------------------------------------------------------
Ronald Baron                            Baron Asset Fund                                   Over $1,000,000
                                        Baron Growth Fund                                  Over $1,000,000
                                        Baron Small Cap Fund                               Over $1,000,000
                                        Baron iOpportunity Fund                            Over $1,000,000
                                        Baron Fifth Avenue Growth Fund                     Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Andrew Peck                             Baron Asset Fund                                   $100,001-$500,000
                                        Baron Small Cap Fund                               $100,001-$500,000
                                        Baron iOpportunity Fund                               $1-$10,000
                                        Baron Fifth Avenue Growth Fund                      $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
Clifford Greenberg                      Baron Small Cap Fund                                Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Mitchell Rubin                          Baron Asset Fund                                    $10,001-$50,000
                                        Baron Growth Fund                                   $10,001-$50,000
                                        Baron Small Cap Fund                               $100,001-$500,000
                                        Baron iOPportunity Fund                             Over $1,000,000
                                        Baron Fifth Avenue Growth Fund                    $50,0001-$1,000,000
----------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.

INTERESTED TRUSTEES

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Ronald Baron *+                  President, Chief         17 years                     Chairman, CEO, and Director, Baron
767 Fifth Avenue                 Executive Officer,                                    Capital, Inc. (1982-Present), Baron
New York, NY 10153               Chief Investment                                      Capital Management, Inc. (1983-Present),
DOB: May 23, 1943                Officer, Trustee and                                  Baron Capital Group, Inc. (1984-Present),
                                 Portfolio Manager                                     BAMCO, Inc. (1987-Present); Portfolio
                                                                                       Manager, Baron Asset Fund (1987-Present),
                                                                                       Baron Growth Fund (1995-Present);
                                                                                       President (2004-Present), Chairman (1999-
                                                                                       2004), CIO and Trustee (1987-Present),
                                                                                       Baron Investment Funds Trust; President
                                                                                       (2004-Present), Chairman (1997-2004), CIO
                                                                                       and Trustee (1997-Present), Baron Funds
                                                                                       Trust; President (2004-Present), Chairman
                                                                                       (2003-2004), CIO and Trustee (2003-
                                                                                       Present), Baron Select Funds.

INTERESTED TRUSTEES
NAME, ADDRESS &                  OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                    HELD BY THE TRUSTEE
-------------                    -------------------
Ronald Baron *+                  None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: May 23, 1943

INTERESTED TRUSTEES

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Linda S. Martinson*+             Vice President,          17 years                     General Counsel, Vice President and
767 Fifth Avenue                 Secretary, General                                    Secretary, Baron Capital, Inc. (1983-
New York, NY 10153               Counsel and Trustee                                   Present), BAMCO, Inc. (1987-Present),
DOB: February 22, 1955                                                                 Baron Capital Group, Inc. (1984-Present),
                                                                                       Baron Capital Management, Inc. (1983-
                                                                                       Present); Vice President, Secretary,
                                                                                       General Counsel and Trustee, Baron
                                                                                       Investment Funds Trust (1987-Present);
                                                                                       Vice President, Secretary, General Counsel
                                                                                       and Trustee, Baron Capital Funds Trust
                                                                                       (1997-Present); Vice President, General
                                                                                       Counsel, Secretary and Trustee, Baron
                                                                                       Select Funds (2003-Present).

Morty Schaja*+                   Executive Vice           8 years                      President and Chief Operating Officer,
767 Fifth Avenue                 President, Chief                                      Baron Capital, Inc. (1999-Present); Senior
New York, NY 10153               Operating Officer and                                 Vice President and Chief Operating
DOB: October 30, 1954            Trustee                                               Officer, Baron Capital, Inc. (1997-1999);
                                                                                       Managing Director, Vice President, Baron
                                                                                       Capital, Inc. (1991-1999); and Director,
                                                                                       Baron Capital Group, Inc., Baron Capital
                                                                                       Management, Inc., and BAMCO, Inc. (1997-
                                                                                       Present); Executive vice President (2004-
                                                                                       Present), President (1999-2004), COO
                                                                                       (1999-Present) and Trustee (1996-Present),
                                                                                       Baron Investment Funds Trust; Executive
                                                                                       Vice President (2004-Present), President
                                                                                       (1999-2004), COO (1999-Present) and
                                                                                       Trustee (1997-Present) Baron Capital Funds
                                                                                       Trust; Executive Vice President (2004-
                                                                                       Present), President, COO and Trustee
                                                                                       (2003-Present), Baron Select Funds.

DISINTERESTED TRUSTEES
NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Linda S. Martinson*+             None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: February 22, 1955

Morty Schaja*+                   None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: October 30, 1954

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
Steven B. Dodge^**                Trustee                  Elected 10/22/04              CEO, Windover Development
239 Summer Street                                                                        Corporation (2004-Present) (private
Manchester, MA 01944                                                                     real estate development company);
DOB: July 12, 1945                                                                       Founder and Chairman, American
                                                                                         Tower Corporation (1998-Present);
                                                                                         Founder, Chairman and CEO, American
                                                                                         Radio Systems (1988-1998); Founder,
                                                                                         Chairman and CEO, American
                                                                                         Cablesystems (1978-1988); Chairman
                                                                                         of Audit Committee, member of
                                                                                         executive and Special Independent
                                                                                         Committees, Sotheby's Holdings,
                                                                                         Inc. (2000-Present); Chairman of
                                                                                         Audit Committee, Nextel Partners,
                                                                                         Inc. (2000-Present).

Norman S. Edelcup+#^**            Trustee                  17 years                      Senior Vice President and Director,
244 Atlantic Isles                                                                       Florida Savings Bancorp (2001-
Sunny Isles Beach, FL 33160                                                              Present); Mayor (October 2003-
DOB: May 8, 1935                                                                         Present), Commissioner, Sunny Isles
                                                                                         Beach, Florida (2001-2003); Senior
                                                                                         Vice President, Item Processing of
                                                                                         America (1999-2000) (a subsidiary
                                                                                         of The Intercept Group); Chairman,
                                                                                         Item Processing of America (1989-
                                                                                         1999) (a financial institution
                                                                                         service bureau); Director, Valhi,
                                                                                         Inc. (1975-Present) (diversified
                                                                                         company); Director, Artistic
                                                                                         Greetings, Inc. (1985-1998);
                                                                                         Trustee (1987-Present), Baron
                                                                                         Investment Funds Trust; Trustee
                                                                                         (1997-Present), Baron Capital Funds
                                                                                         Trust; Trustee (2003-Present) Baron
                                                                                         Select Funds.

DISINTERESTED TRUSTEES
NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Steven B. Dodge^**                Chairman of the Audit Committee,
239 Summer Street                 Member os Executive and Special
Manchester, MA 01944              Independent
DOB: July 12, 1945                Committees,
                                  Sotheby's Holdings, Inc. (2000-
                                  Present);
                                  Chairman of Audit Committee,
                                  Nextel Partners, Inc.
                                  (2000-Present)

Norman S. Edelcup+#^**            Director, Florida Savings
244 Atlantic Isles                Bancorp (2001-Present);
Sunny Isles Beach, FL 33160       Director, Valhi, Inc. (1975-
DOB: May 8, 1935                  Present) (diversified company).

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
David I. Fuente^**                Trustee                  Elected 10/22/04              Director (1987-Present), Chairman
701 Tern Point Circle                                                                    (1987-2001) and CEO (1987-2000)
Boca Raton, FL 33431                                                                     Office Depot; Director, Ryder
DOB: September 10, 1945                                                                  Systems, Inc. (1998-Present);
                                                                                         Director, Dick's Sporting Goods,
                                                                                         Inc. (1993-Present).

Charles N. Mathewson^**           Chairman and Trustee     17 years; Elected as          Chairman Emeritus (October 2003-
9295 Prototype Road                                        Chairman 08/04                Present), Chairman, International
Reno, NV 89521                                                                           Game Technology, Inc. (1986-2003)
DOB: June 12, 1928                                                                       (manufacturer of microprocessor-
                                                                                         controlled gaming machines and
                                                                                         monitoring systems); Chairman,
                                                                                         American Gaming Association (1994-
                                                                                         2002); Chairman (2004-Present)
                                                                                         Trustee (1987-Present) Baron
                                                                                         Investment Funds Trust; Chairman
                                                                                         (2004-Present), Trustee (1997-
                                                                                         Present) Baron Capital Funds Trust;
                                                                                         Chairman (2004-Present) Trustee
                                                                                         (2003-Present) Baron Select Funds.

Harold W. Milner^**               Trustee                  17 years                      Retired; President and CEO, Kahler
2293 Morningstar Drive                                                                   Realty Corporation (1985-1997)
Park City, UT 84060                                                                      (hotel ownership and management);
DOB: November 11, 1934                                                                   Trustee (1987-Present) Baron
                                                                                         Investment Funds Trust; Trustee
                                                                                         (1997-Present) Baron Capital Funds
                                                                                         Trust; Trustee (2003-Present) Baron
                                                                                         Select Funds.

DISINTERESTED TRUSTEES
NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------

David I. Fuente^**                Director (1987-Present) Office
701 Tern Point Circle             Depot; Director, Ryder System,
Boca Raton, FL 33431              Inc. (1998-Present); Director,
DOB: September 10, 1945           Dick's Sporting Goods, Inc.
                                  (1993-Present).
Charles N. Mathewson^**           None outside the Baron Funds
9295 Prototype Road               Complex.
Reno, NV 89521
DOB: June 12, 1928

Harold W. Milner^**               None outside the Baron Funds
2293 Morningstar Drive            Complex.
Park City, UT 84060
DOB: November 11, 1934

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
Raymond Noveck+#^**               Trustee                  17 years                      Private Investor (1999-Present);
31 Karen Road                                                                            President, The Medical Information
Waban, MA 02168                                                                          Line, Inc. (1997-1998) (health care
DOB: May 4, 1943                                                                         information); President, Strategic
                                                                                         Systems, Inc. (1990-1997) (health
                                                                                         care information); Director,
                                                                                         Horizon/CMS Healthcare Corporation
                                                                                         (1987-1997); Trustee (1987-Present)
                                                                                         Baron Investment Funds Trust;
                                                                                         Trustee (1997-Present) Baron
                                                                                         Capital Funds Trust; Trustee (2003-
                                                                                         Present) Baron Select Funds.

David A. Silverman, MD^**         Trustee                  17 years                      Physician and Faculty, New York
146 Central Park West                                                                    University School of Medicine
New York, NY 10024                                                                       (1976-Present)Trustee (1987-
DOB: March 14, 1950                                                                      Present) Baron Investment Funds
                                                                                         Trust; Trustee (1997-Present) Baron
                                                                                         Capital Funds Trust; Trustee (2003-
                                                                                         Present) Baron Select Funds.

OFFICERS OF THE FUNDS
---------------------

Clifford Greenberg               Senior Vice President    8 years                      Senior Vice President, Baron Capital,
767 Fifth Avenue                 and Portfolio Manager                                 Inc., Baron Capital Group, Inc., BAMCO,
New York, NY 10153                                                                     Inc., (2003-Present)(Vice President, 1997-
DOB: April 30, 1959                                                                    2003), Portfolio Manager, Baron Small Cap
                                                                                       Fund (1997-Present); General Partner, HPB
                                                                                       Associates, LP (1984-1996) (investment
                                                                                       partnership).

Andrew Peck                      Vice President and       2 years                      Vice President and Co-Portfolio Manager,
767 Fifth Avenue                 Co-Portfolio Manager                                  Baron Asset Fund (2003-Present), Analyst,
New York, NY 10153                                                                     Baron Capital, Inc. (1998-Present).
DOB: March 25, 1969

Susan Robbins                    Vice President           17 years                     Senior Analyst, Vice President and
767 Fifth Avenue                                                                       Director, Baron Capital, Inc. (1982-
New York, NY 10153                                                                     Present), Baron Capital Management, Inc.
DOB: October 19, 1954                                                                  (1984-Present).


DISINTERESTED TRUSTEES
NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Raymond Noveck+#^**               None outside the Baron Funds
31 Karen Road                     Complex.
Waban, MA 02168
DOB: May 4, 1943

David A. Silverman, MD^**         Director, New York Blood Center
146 Central Park West             (1999-Present).
New York, NY 10024
DOB: March 14, 1950

Clifford Greenberg               None
767 Fifth Avenue
New York, NY 10153
DOB: April 30, 1959

Andrew Peck                      None
767 Fifth Avenue
New York, NY 10153
DOB: March 25, 1969

Susan Robbins                    None
767 Fifth Avenue
New York, NY 10153
DOB: October 19, 1954

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Mitchell J. Rubin                Vice President and       4 years                      Vice President and Senior Analyst, Baron
767 Fifth Avenue                 Portfolio Manager                                     Capital, Inc. (1997-Present), Portfolio
New York, NY 10153                                                                     Manager of Baron iOpportunity Fund (2000-
DOB: September 22, 1966                                                                Present); Portfolio Manager of Baron Fifth
                                                                                       Avenue Growth Fund (2004-Present).

Peggy C. Wong                    Treasurer and Chief      17 years                     Treasurer and Chief Financial Officer,
767 Fifth Avenue                 Financial Officer                                     Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                                     Inc., BAMCO, Inc. and Baron Capital
DOB: April 30, 1961                                                                    Management, Inc. (1987-Present).

NAME, ADDRESS &                  OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                    HELD BY THE TRUSTEE
-------------                    -------------------

Mitchell J. Rubin                None
767 Fifth Avenue
New York, NY 10153
DOB: September 22, 1966

Peggy C. Wong                    None
767 Fifth Avenue
New York, NY 10153
DOB: April 30, 1961

--------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
#    Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.

The Trustees of the Funds are responsible for the overall supervision of the operation of the Portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Funds' Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Capital Funds Trust and Baron Select Funds, registered investment companies.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $16,750, with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $837.50 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended September 30, 2004.

There are four members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were four meetings of the Executive Committee during the fiscal year ended September 30, 2004.

There are three members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2004.

There are five members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met two times during the fiscal year ended September 30, 2004.


TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2004:


                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
Interested:

Ronald Baron                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Martinson           >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Morty Schaja                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Disinterested:

Steve Dodge                   $0                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
Norman Edelcup               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Fuente                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Charles Mathewson            >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Harold Milner                >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Noveck               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Silverman, MD          $10,001-$50,000                           $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling; controlled by or under common control with the Adviser or Distributor.

TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2004:


=======================================================================================================================
                            Aggregate             Pension or                Estimated Annual         Total Compensation
                            Compensation          Retirement Benefits       Benefits Upon            From Fund and
                            From the Funds        Accrued As Part of        Retirement               Fund Complex Paid
Name                                              Funds Expenses                                     to Trustees
-----------------------------------------------------------------------------------------------------------------------
Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $17,500                   N/A                     N/A                   $17,500
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson            $13,500                   N/A                     N/A                   $13,500
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $15,000                   N/A                     N/A                   $15,000
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $17,500                   N/A                     N/A                   $17,500
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $15,000                   N/A                     N/A                   $15,000
-----------------------------------------------------------------------------------------------------------------------


CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held by the Funds.


PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

The Funds have delegated to BAMCO, the investment adviser, all decision making on proxy voting. BAMCO makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the objective of maximizing long-term investment returns for the Funds.

The Adviser  uses  guidelines  which are  reviewed  quarterly  by a Proxy Review
Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company's management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser's policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser's vote, (ii) vote in accordance with the published recommendations of and independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Proxy Voting Policies and Procedures as well as the most current proxy voting record (Form N-PX) for the Funds can be found found on the Funds' website www.BaronFunds.com.


PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2004, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:



                                            BARON             BARON             BARON            BARON                BARON
                                            ASSET             GROWTH            SMALL CAP        iOPPORTUNITY         FIFTH
                                            -----------       -------------     -----------      -------------        --------

CHARLES SCHWAB & Co., Inc.                  31.34%            17.74%            32.90%           48.00%               34.12%
NATIONAL FINANCIAL SERVICES CORP.           21.51%            34.00%            18.76%                                19.96%

All of the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2004, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.83% of BARON ASSET FUND's outstanding shares; 0.11% of BARON GROWTH FUND's outstanding shares; 0.72% of BARON SMALL CAP FUND's outstanding shares; 5.05% of BARON iOPPORTUNITY FUND's outstanding shares and 18.87% of BARON FIFTH AVENUE GROWTH FUND's outstanding shares.


INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. For such services, the Adviser receives an annual fee from BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND of 1% of the assets of the respective Fund. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion.

BARON ASSET FUND incurred advisory expenses of $19,971,130 for the yesr ended September 30, 2004; $19,539,014 for the year ended September 30, 2003;and $27,512,602 for the year ended September 30, 2002. BARON GROWTH FUND incurred advisory expenses of $27,394,586 for the year ended September 30, 2004; $15,244,302 for the year ended September 30, 2003; and $8,605,814 for the year ended September 30, 2002. BARON SMALL CAP FUND incurred advisory expenses of $16,072,603 for the year ended September 2004; $8,973,514 for the year ended September 30, 2003; and $7,437,582 for the year ended September 30, 2002. BARON iOPPORTUNITY FUND incurred advisory expenses of $ 1,338,401 for the year ended September 30, 2004; $777,395 for the year ended September 30, 2003; and $820,217 for the year ended September 30, 2002. BARON FIFTH AVENUE GROWTH FUND incurred advisory expenses of $150,962 for the period April 30, 2004 (commencement of operations) to September 30, 2004. The Adviser has contractually agreed to limit the expense ratio for BARON iOPPORTUNITY FUND to 1.5% and for BARON FIFTH AVENUE GROWTH FUND to 1.4%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third party programs that make the shares of the Funds available to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, external accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other Funds managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for other funds it manages.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, and BARON iOPPORTUNITY FUND such approval for 2003 was given at a Board of Trustees meeting held on May , 2004. With respect to BARON FIFTH AVENUE GROWTH FUND, the Advisory Agreement was approved on February 2, 2004, for an initial term of two years.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

In approving the Advisory Agreement the Trustees considered a broad scope of information, including the following:

o confidence in the senior personnel of the Adviser, and the Adviser's resources ;
o    the Adviser's investment principles and process;
o    the quality of the services provided by the Adviser;

o the nature of the services provided by the Adviser, including the extensive devotion to research efforts by the Adviser;
o    the type of investing to be used for the Funds;
o    historical performance of the Funds;
o historical performance of the Adviser as compared to similar funds managed by other advisers over comparable periods;
o the advisory fee rate payable to the Adviser by the Funds and by other funds managed by the Adviser, and as compared to similar funds managed by other advisers over comparable periods;
o the total expense ratio of the Funds and as compared to similar funds managed by other advisers over comparable periods;
o the total compensation paid to affiliates of the Adviser for other services;
o the profitability to the Adviser and its affiliates of the Funds and of other Funds managed by the Adviser; and
o    the additional services provided by the Adviser.

In addition, the Trustees were offered the opportunity to ask questions or ask for any additional information. Based on their evaluation of the above information, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement, determining that the compensation under the Agreement is fair and reasonable in light of the services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment. For BARON FIFTH AVENUE GROWTH FUND, the Board considered the history of the Adviser, the record of Mr. Rubin, and Mr. Rubin's experience with larger capitalization companies.


SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds' shareholders.



BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECN's or computer-based trading networks are effected chiefly by or through the Adviser's affiliate, Baron Capital, Inc., when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153, is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.

                                            FOR THE FISCAL YEAR ENDED 09/30
                                                     2004              2003             2002
TOTAL COMMISSIONS PAID
Baron Asset Fund                                     $1,680,814        $3,790,747       $2,191,414
Baron Growth Fund                                    $3,524,607        $3,328,951       $1,392,589
Baron Small Cap Fund                                 $3,190,938        $1,901,366       $1,852,953
Baron iOpportunity Fund                              $  635,257        $  410,612       $  358,979
Baron Fifth Avenue Growth Fund**                     $   59,624


COMMISSIONS PD TO BCI
Baron Asset Fund                                     $1,109,837        $1,679,723       $1,521,097
Baron Growth Fund                                    $1,659,403        $1,660,501       $  745,934
Baron Small Cap Fund                                 $1,047,784        $  685,873       $  814,890
Baron iOpportunity Fund                              $  270,139        $  237,807       $  240,829
Baron Fifth Avenue Growth Fund**                     $   50,778


% OF AGGREGATE DOLLAR AMOUNT
OF COMMISSIONS PD TO BCI
Baron Asset Fund                                         66.03%            44.31%           69.4%
Baron Growth Fund                                        47.08%            49.88%           53.6%
Baron Small Cap Fund                                     32.84%            36.07%           44.0%
Baron iOpportunity Fund                                  42.52%            57.92%           67.1%
Baron Fifth Avenue Growth Fund**                         85.16%


% OF AGGREGATE  DOLLAR AMOUNT
OF TRANSACTIONS INVOLVING
PAYMENT OF COMMISSIONS TO BCI
Baron Asset Fund                                         71.34%            52.17%           66.6%
Baron Growth Fund                                        49.44%            69.16%           50.7%
Baron Small Cap Fund                                     37.16%            34.50%           42.2%
Baron iOpportunity Fund                                  48.52%            61.35%           62.1%
Baron Fifth Avenue Growth Fund**                         88.42%

% OF TOTAL TRANSACTIONS (PRINCIPAL & Agency)
Where BCI Acted as Broker
Baron Asset Fund                                         70.49%            51.62%           61.9%
Baron Growth Fund                                        47.17%            63.53%           43.6%
Baron Small Cap Fund                                     35.19%            33.01%           33.3%
Baron iOpportunity Fund                                  45.44%            59.41%           49.7%
Baron Fifth Avenue Growth Fund**                         87.81%

** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004.

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and other services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and other services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and other services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, other mutual fund clients of the Adviser and accounts of BCM, and may also act as broker for accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and BAMCO are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.



DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").


DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution or service fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make the Funds' shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The Excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all external fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended September 30, 2004, BARON ASSET FUND paid distribution fees to the Distributor of $4,992,782 (an additional $2,324,364 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $6,848,646 (an additional $3,026,031 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON SMALL CAP FUND paid distribution fees to the Distributor of $4,018,151 (an additional $1,288,400 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON iOPPORTUNITY FUND paid distribution fees to the Distributor of $334,600 (an additional $104,269 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation). For the period April 30, 2004 (Commencement of Operations) to September 30, 2004, BARON FIFTH AVENUE GROWTH FUND paid distribution fees to the Distributor of $37,741 (an additional $221,106 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).


COMPENSATION TABLE
------------------

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended September 30, 2004:


                                             Net Underwriting         Compensation on
                                              Discounts and           Redemptions and           Brokerage               Other
Series                                         Commissions              Repurchases            Commissions          Compensation*
===================================================================================================================================
Baron Asset Fund                                    $0                       $0                 $1,109,837            $4,992,782
-----------------------------------------------------------------------------------------------------------------------------------
Baron Growth Fund                                   $0                       $0                 $1,659,403            $6,848,646
-----------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Fund                                $0                       $0                 $1,047,784            $4,018,151
-----------------------------------------------------------------------------------------------------------------------------------
Baron iOpportunity Fund                             $0                       $0                 $  270,139             $ 334,600
-----------------------------------------------------------------------------------------------------------------------------------
Baron Fifth Avenue Growth Fund**                    $0                       $0                  $  50,778              $ 37,741
===================================================================================================================================

*    Fees received pursuant to Distribution Plan.

** For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Funds' Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds' shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.


CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, One Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.



REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transactions and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund



NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, President' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.



ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON INVESTMENT FUNDS TRUST (formerly known as BARON ASSET FUND) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as independent accountants of the Funds.


LEGAL PROCEEDINGS
-----------------

Two individual plaintiffs have a filed a class action complaint, captioned Mintz
                                                                           -----
and Spear v. Ronald  Baron,  et al., 05 CV 4904,  on behalf of  shareholders  of
-----------------------------------------------
BARON GROWTH FUND and BARON SMALL CAP FUND (the "Funds")(the "Lawsuit"). The Complaint, pending in the United States District Court for the Southern District of New York, names multiple individual and entity defendants, including trustees of the Funds, Baron Capital, Inc. and BAMCO, Inc. Plaintiffs allege that defendants permitted the Funds to overcharge their shareholders for marketing and distribution related expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Lawsuit is at an early procedural stage. BAMCO believes the Lawsuit is without merit and intends to defend it vigorously.


CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:
                                   n
                             P(1+T)  = ERV
     Where:           P  = a hypothetical initial payment of $1,000
                      T  = average annual total return
                      n
                         = number of years
                     ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions ) is computed as follows:

                                              n
                                ATV  = P (1+T)
                                   D

       Where:    P  = a hypothetical initial payment of $1,000

                T = average annual total return (after taxes on distriubtions) n =
                     number of years
              ATV  = ending redeemable value of a hypothetical $1,000 investment
                 D
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:
                                        n
                         ATV   = P (1+T)
                            DR

    Where:      P  = a hypothetical initial payment of $1,000
                T  = average annual total return (after taxes on distributions and redemption)
                n
                   = number of years
             ATV   = ending redeemable value of a hypothetical $1,000 investment
                DR
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2004, for BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND has been:


                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    ANNUAL     CUMULATIVE
                                          1 YR           5 YR          5 YR          10 YR       10 YR        SINCE        SINCE
                                                                                                             INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
BARON ASSET FUND
(INCEPTION DATE:  06/11/87)

Return before taxes                       19.58%          2.73%        14.44%        10.33%         167.26%       12.50%    667.79%

Return after taxes on
distributions                             19.58%          1.91%         9.90%         9.78%         154.30%       11.75%    583.27%

Return after taxes on
distributions & sale of Fund
shares                                    12.72%          2.08%        10.82%         9.02%         137.07%       11.08%    515.60%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    18.77%          7.41%        42.96%         9.87%         156.32%        9.23%    360.86%

Russell 2500 (reflects no
deductions for fees, expenses or
taxes)                                    18.52%          9.37%        56.46%        12.02%         211.02%       11.07%    514.78%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              13.84%         -1.33%        -6.48%        11.06%         185.57%       10.46%    459.24%
-----------------------------------------------------------------------------------------------------------------------------------

                                      -32-


                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    ANNUAL     CUMULATIVE
                                          1 YR           5 YR          5 YR          10 YR       10 YR        SINCE        SINCE
                                                                                                             INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
BARON GROWTH FUND
(INCEPTION DATE: 12/31/94)

Return before taxes                       19.20%         11.06%        68.96%                                     18.06%    404.62%

Return after taxes on
distributions                             19.20%         10.03%        61.24%                                     17.37%    376.63%

Return afer taxes on distributions
& sale of Fund shares                     12.48%          9.16%        54.97%                                     16.12%    329.23%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    18.77%          7.41%        42.96%                                     10.35%    161.15%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              13.84%         -1.33%        -6.48%                                     11.37%    185.63%
-----------------------------------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
(INCEPTION DATE: 09/30/97)

Return before taxes                       11.12%          8.64%        51.35%                                     10.59%    102.36%

Return after taxes on
distributions                             11.12%          8.41%        49.75%                                     10.43%    100.22%

Return after taxes on
distributions & sale of Fund
shares                                     7.23%          7.41%        42.98%                                      9.28%     86.11%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    18.77%          7.41%        42.96%                                      4.69%     37.85%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              13.84%         -1.33%        -6.48%                                      3.85%     30.28%
-----------------------------------------------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND
(INCEPTION DATE: 02/29/00)

Return before taxes                       16.98%                                                                  -5.79%    -23.93%

Return after taxes on
distributions                             16.98%                                                                 - 5.82%   -24.03%

Return after taxes on
distributions & sale of Fund
shares                                    11.03%                                                                  -4.86%    -20.41%



                                      -33-


                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    ANNUAL     CUMULATIVE
                                          1 YR           5 YR          5 YR          10 YR       10 YR        SINCE        SINCE
                                                                                                             INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Nasdaq Composite (reflects no
deductions for fees, expenses or
taxes)                                     6.15%                                                                 -17.95%    -59.61%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              13.84%                                                                 - 2.90%    -12.63%
-----------------------------------------------------------------------------------------------------------------------------------

** Since BARON FIFTH AVENUE GROWTH FUND has been in existence for less than one calendar year, no annualized data is available.


Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.


FINANCIAL STATEMENTS
--------------------

The Funds' financial statements for the year ended September 30, 2004 appearing in the 2004 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.


                                      -34-